UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Segall Bryant & Hamill All Cap Fund
(SBHAX)

Segall Bryant & Hamill Small Cap Value Fund
(SBHVX)

ANNUAL REPORT
June 30, 2015

Segall Bryant & Hamill All Cap Fund
Segall Bryant & Hamill Small Cap Value Fund
Each a series of Investment Managers Series Trust

Table of Contents

Segall Bryant & Hamill All Cap Fund
Shareholder Letter	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Segall Bryant & Hamill Small Cap Value Fund
Shareholder Letter	12
Fund Performance	14
Schedule of Investments	15
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	30
Supplemental Information	31
Expense Examples	33

This report and the financial statements contained herein are provided for the general information of the shareholders of the Segall Bryant & Hamill Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.sbhfunds.com

IMST Annual Letter – SBHAX
As of June 30, 2015

SBH All Cap Mutual Fund (SBHAX):

Although the market barely changed in the second quarter, rising just 0.14% as measured by the Russell 3000 Index, the All Cap Fund continued its advance with a return of 3.29%, resulting in relative outperformance of 315 basis points (bps). Through the first six months of 2015, the portfolio has now gained 8.22%, a 628 bps premium over the 1.94% increase for the Index. For both the quarter and first half of 2015 six months, both sector allocation and security selection were favorable. Selection was, as is usually the case, the more dominant factor, producing 313 bps of the advantage for the quarter and 601 bps year-to-date. Selection in Information Technology (+183 bps) was the strongest contributor in the first six months, and the only sector recording a negative contribution to Selection was Materials (-2 bps). For the one year period ending June 30, 2015, the Fund achieved a return of 8.28% versus the Russell 3000 Index return of 7.29%. This outperformance was primarily due to security selection. Since inception on July 31, 2013, the Fund returned 23.88% versus the Russell 3000 Index return of 27.37%. The biggest negative contributors to performance during the first few months of investing were security selection in the Information Technology sector and holding cash.

As in the first quarter, takeover activity helped. Two more of our holdings were the subject of takeover bids: Pall (by Danaher, also a portfolio holding) and Time-Warner Cable (by Charter Communications). In most periods, our companies tend to be the acquirer, spending their free cash flow to make “bolt-on” acquisitions or to strategically enter new industries or geographies. It is much rarer for them to be the acquiree, largely because strong management teams have their own strategic plans in place and do not need to be “rescued.” It is indicative of the times that both the low cost of money and the outlook for continued slow growth inspire some companies to be willing to pay up for high-quality companies. It is also indicative of the strength of the acquirees’ management teams that they can objectively value out a “full value” bid for their company and accept it.

We have been asked whether there have been any changes to our investment approach, given these strong relative results. The answer is No. We have not changed our philosophy or our processes. As long-time readers of our quarterly commentaries know, we are bottom-up stock pickers, which is how our selection process is organized. Periodically, coming from that bottom-up work, certain themes seem to become clear to us. One historic example goes back to the late 90’s; we could not understand the valuation of Microsoft or Cisco or any of the high-flying tech stocks (let alone the internet companies!). We thought the price-earnings multiples of 60x required impossibly high growth rates to be reasonable. We did not think those P/E multiples could go to 75x, but they did before they ultimately collapsed. (Microsoft currently sells at 16x earnings, having gone as low as 8x between then and now). While our thesis was ultimately confirmed as valid, we acknowledge that we were early in implementing it. This can happen to managers with a high Active Share*, who are willing to express their convictions in their portfolios.

We have written over the last year-plus that we are concerned about slow nominal growth in both the U.S. and global economies and the corrosive effect that slow growth could have on earnings trajectories in the future if it continues. We believe that the market underestimates the risk of slower earnings growth, which we further believe presents us with an opportunity. For a variety of reasons (e.g., superior management teams, dominant and sustainable competitive advantage), high Return on Investment companies tend to be stronger at achieving their growth objectives than the rest. To the extent this kind of company achieves the growth expected of it while the run-of-the-mill company falters, premium valuations could follow. We continue to focus on this kind of company. We may have been early, but the game may just have started.

 540 W. Madison St. ~ Suite 1900 ~ Chicago, Illinois 60661 ~ Toll Free: 800-836-4265 ~ Fax: 312-474-0521 ~ www.sbhic.com

We are appreciative of your support.
Ralph M. Segall, CFA, CIC
Chief Investment Officer

Suresh Rajagopal, CFA
Principal/Senior Portfolio Manager/Equity Analyst

*
Active Share is calculated by taking the sum of the absolute value of the differences of the weight of each holding in the manager's portfolio versus the weight of each holding in the benchmark index and dividing by two.

The views in this letter were as of June 30, 2015 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund’s principal risks are: Market Risk: The market value of a security or instrument may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Small- and Mid-Cap Company Risk: The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Management Risk: The Fund’s portfolio is actively managed. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling (866) 490-4999 and should be read carefully before investing.

 540 W. Madison St. ~ Suite 1900 ~ Chicago, Illinois 60661 ~ Toll Free: 800-836-4265 ~ Fax: 312-474-0521 ~ www.sbhic.com

Segall Bryant & Hamill All Cap Fund
FUND PERFORMANCE at June 30, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 3000 Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Index measures the performance of the largest 3,000 US companies.

The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of June 30, 2015	6 Months (Actual)	1 Year	Since Inception	Inception Date
Segall Bryant & Hamill All Cap Fund	8.22%	8.28%	11.83%	07/31/13
Russell 3000 Index	1.94%	7.29%	13.47%	07/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (866) 490-4999.

Gross and net expense ratios for the Fund were 2.64% and 1.10%, respectively, which were stated in the current prospectus.  The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.10% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.   In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Segall Bryant & Hamill All Cap Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2015

Number of Shares		Value

	COMMON STOCKS – 98.3%
	COMMUNICATIONS – 6.0%
5,621	Comcast Corp. - Class A	$338,047
636	Google, Inc. - Class C*	331,044
741	Time Warner Cable, Inc.	132,024
2,665	Walt Disney Co.	304,183
		1,105,298
	CONSUMER DISCRETIONARY – 15.0%
662	Amazon.com, Inc.*	287,368
11,970	Ascena Retail Group, Inc.*	199,360
4,399	Delphi Automotive PLC[1]	374,311
10,678	Gildan Activewear, Inc.[1]	354,937
6,153	LKQ Corp.*	186,097
2,970	Macy's, Inc.	200,386
1,914	Snap-on, Inc.	304,805
5,000	Starbucks Corp.	268,075
3,285	TJX Cos., Inc.	217,368
5,565	VF Corp.	388,103
		2,780,810
	CONSUMER STAPLES – 9.5%
4,250	Dollar General Corp.	330,395
2,345	Energizer Holdings, Inc.	308,485
2,915	Estee Lauder Cos., Inc. - Class A	252,614
1,930	JM Smucker Co.	209,231
3,355	Nestle S.A. - ADR[1]	242,097
5,086	TreeHouse Foods, Inc.*	412,118
		1,754,940
	ENERGY – 4.5%
2,785	Cameron International Corp.*	145,850
1,474	Concho Resources, Inc.*	167,830
1,830	EOG Resources, Inc.	160,217
3,355	Halliburton Co.	144,500
2,385	Schlumberger Ltd.[1]	205,563
		823,960
	FINANCIALS – 17.5%
5,526	Air Lease Corp. - Class A	187,331
7,655	American International Group, Inc.	473,232
1,820	Berkshire Hathaway, Inc. - Class B*	247,720
6,825	Discover Financial Services	393,257
25,505	FNB Corp.	365,232
8,037	FNF Group	297,289
3,545	JPMorgan Chase & Co.	240,209
3,230	Reinsurance Group of America, Inc.	306,430
19,570	Umpqua Holdings Corp.	352,064

Segall Bryant & Hamill All Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
5,624	Visa, Inc. - Class A	$377,652
		3,240,416
	HEALTH CARE – 19.0%
3,347	Bio-Techne Corp.	329,579
3,120	Danaher Corp.	267,041
2,181	Gilead Sciences, Inc.	255,351
15,405	Hologic, Inc.*	586,314
3,667	Hospira, Inc.*	325,299
1,560	Johnson & Johnson	152,038
3,136	Medtronic PLC[1]	232,378
1,163	Mettler-Toledo International, Inc.*	397,118
2,367	Perrigo Co.[1]	437,493
6,056	Roche Holding A.G. - ADR[1]	212,384
2,600	UnitedHealth Group, Inc.	317,200
		3,512,195
	INDUSTRIALS – 9.8%
4,267	Amphenol Corp. - Class A	247,358
1,229	FedEx Corp.	209,422
3,275	Honeywell International, Inc.	333,952
981	Precision Castparts Corp.	196,072
2,430	Roper Industries, Inc.	419,078
2,960	Stericycle, Inc.*	396,373
		1,802,255
	MATERIALS – 3.5%
1,249	3M Co.	192,721
2,722	Carlisle Cos., Inc.	272,526
1,578	PPG Industries, Inc.	181,028
		646,275
	TECHNOLOGY – 13.5%
4,751	Adobe Systems, Inc.*	384,879
5,170	Apple, Inc.	648,447
9,850	Aspen Technology, Inc.*	448,668
3,170	Guidewire Software, Inc.*	167,788
2,305	IHS, Inc. - Class A*	296,492
5,555	NXP Semiconductor N.V.* 1	545,501
		2,491,775
	TOTAL COMMON STOCKS (Cost $15,301,438)	18,157,924

Segall Bryant & Hamill All Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2015

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 1.2%
$215,944	UMB Money Market Fiduciary, 0.01%[2]	$215,944

	TOTAL SHORT-TERM INVESTMENTS (Cost $215,944)	215,944

	TOTAL INVESTMENTS – 99.5% (Cost $15,517,382)	18,373,868
	Other assets in Excess of liabilities – 0.5%	94,580

	TOTAL NET ASSETS – 100.0%	$18,468,448

ADR – American Depositary Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund
SUMMARY OF INVESTMENTS
As of June 30, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Health Care	19.0%
Financials	17.5%
Consumer Discretionary	15.0%
Technology	13.5%
Industrials	9.8%
Consumer Staples	9.5%
Communications	6.0%
Energy	4.5%
Materials	3.5%
Total Common Stocks	98.3%
Total Short-Term Investments	1.2%
Total Investments	99.5%
Other assets in Excess of liabilities	0.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2015

Assets:
Investments, at value (cost $15,517,382)	$18,373,868
Receivables:
Investment securities sold	124,988
Dividends and interest	10,774
Due from Advisor	785
Prepaid expenses	15,340
Total assets	18,525,755

Liabilities:
Payables:
Shareholder servicing fees (Note 7)	2,600
Auditing fees	17,347
Fund administration fees	6,387
Custody fees	6,112
Transfer agent fees and expenses	4,768
Fund accounting fees	4,101
Trustees' fees and expenses	491
Chief Compliance Officer fees	119
Accrued other expenses	15,382
Total liabilities	57,307

Net Assets	$18,468,448

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$15,258,359
Accumulated net investment loss	(1,124)
Accumulated net realized gain on investments	354,727
Net unrealized appreciation on investments	2,856,486
Net Assets	$18,468,448

Number of shares issued and outstanding	1,507,180
Net asset value per share	$12.25

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2015

Investment Income:
Dividends (net of withholding taxes of $2,154)	$175,058
Interest	50
Total investment income	175,108

Expenses:
Advisory fees	144,920
Fund administration fees	42,840
Fund accounting fees	32,397
Transfer agent fees and expenses	26,686
Registration fees	23,840
Auditing fees	17,489
Legal fees	16,548
Custody fees	16,418
Shareholder servicing fees (Note 7)	12,554
Miscellaneous	6,533
Chief Compliance Officer fees	6,341
Trustees' fees and expenses	5,824
Shareholder reporting fees	4,980
Offering costs	2,346
Insurance fees	1,016

Total expenses	360,732
Advisory fees waived	(144,920)
Other expenses absorbed	(28,315)
Net expenses	187,497
Net investment loss	(12,389)

Realized and Unrealized Gain from Investments:
Net realized gain on investments	364,835
Net change in unrealized appreciation/depreciation on investments	1,075,596
Net realized and unrealized gain on investments	1,440,431

Net Increase in Net Assets from Operations	$1,428,042

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2015	For the Period July 31, 2013* through June 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(12,389)	$(25,747)
Net realized gain on investments	364,835	184,859
Net change in unrealized appreciation/depreciation on investments	1,075,596	1,780,890
Net increase in net assets resulting from operations	1,428,042	1,940,002

Distributions to Shareholders:
From net realized gain	(179,872)	-
Total distributions to shareholders	(179,872)	-

Capital Transactions:
Net proceeds from shares sold	1,516,123	14,822,431
Reinvestment of distributions	177,786	-
Cost of shares redeemed[1]	(547,481)	(688,583)
Net increase in net assets from capital transactions	1,146,428	14,133,848

Total increase in net assets	2,394,598	16,073,850

Net Assets:
Beginning of period	16,073,850	-
End of period	$18,468,448	$16,073,850

Accumulated net investment loss	$(1,124)	$-

Capital Share Transactions:
Shares sold	133,078	1,470,461
Shares reinvested	16,311	-
Shares redeemed	(47,336)	(65,334)
Net increase in capital share transactions	102,053	1,405,127

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $13 and $80, respectively.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2015	For the Period July 31, 2013* through June 30, 2014
Net asset value, beginning of period	$11.44	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.01)	(0.02)
Net realized and unrealized gain on investments	0.94	1.46
Total from investment operations	0.93	1.44

Less Distributions:
From net realized gain	(0.12)	-
Total distributions	(0.12)	-

Redemption fee proceeds[1]	- [2]	- [2]

Net asset value, end of period	$12.25	$11.44

Total return[3]	8.28%	14.40%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,468	$16,074

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.12%	2.64%[5]
After fees waived and expenses absorbed	1.10%	1.10%[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(1.09)%	(1.76)%[5]
After fees waived and expenses absorbed	(0.07)%	(0.22)%[5]

Portfolio turnover rate	46%	36%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

IMST Annual Letter – SBHVX
As of June 30, 2015

SBH Small Cap Value Mutual Fund (SBHVX):

The SBH Small Cap Value portfolio was up 1.06% while its Russell 2000 Value benchmark was down 1.20% in the second quarter of 2015. On a year-to-date basis, the strategy is up 3.25% compared to a gain in the Russell 2000 Value Index of 0.76%. The quarter did see some tailwinds. Of note, the portfolio gained 87 basis points (bps) of the second quarter 2015 performance underweighting Real Estate Investment Trusts (previously viewed as yield plays, a theme we don’t subscribe to). For the one year period ending June 30, 2015, the Fund returned 5.21% versus the Russell 2000 Value Index return of 0.78% and 20.87% since the Fund’s inception on July 31, 2013 versus the Index return of 16.04%. Stock selection continues to be the biggest contributor to outperformance.

We are bottom-up investors focused on the specific companies that possess significant return improvement catalysts. During the quarter, Earthlink (ELNK) was a significant contributor as the new management demonstrated better results and a commitment to improving return on assets. While we see more value creation forthcoming by ELNK management, we used the recent strength as an opportunity to trim the position given the nearly parabolic move during the quarter. Alere Health (ALR) was also a nice contributor to returns given the continued execution by the new management team. With the recent addition of a new CFO, with whom we are familiar from some of his prior roles, we continue to hold our position.

Some holdings were not so helpful. Electric Scientific Industries (ESIO) was a negative contributor of 20 bps. We are seeing the sign of significant ROIC improvement forthcoming as their lower cost structure, in conjunction with new products, gives us confidence in better performance into the second half of 2015 and beyond. We continue to have confidence the CEO and several new board members are focused and aligned with the new incentive structure that has return on net asset (RONA) as a significant component of compensation for executives.

Our valuation work leads us to evaluate risk-adjusted returns to ensure we are positioned appropriately regardless of the economic and market environment. We are fully aware of the trends or themes currently in vogue in the market --the neglect of relative value, the significant outperformance of Growth vs. Value, and the emphasis on companies generating negative Earnings before Interest and Taxes (EBIT) companies vs. positive EBIT companies. Fashions in the market come and go, but identifying candidates that have, or will have, superior return on capital profiles endures.

As we look to the second half of 2015, we look forward to the continued progress of the companies in our strategy. Volatility has started to increase, which we have historically viewed as an opportunity: more uncertainty often creates more opportunistic buys than we would otherwise be afforded. Regardless of the market’s focus on Greece, the Fed, China, or other macro issues, our team continues to screen and analyze companies for ROIC improvement opportunities. We continue to be quite excited about our positioning for companies in various stages of creating significantly higher Return on Invested Capital (ROIC), which we believe will create substantial shareholder value.

 540 W. Madison St. ~ Suite 1900 ~ Chicago, Illinois 60661 ~ Toll Free: 800-836-4265 ~ Fax: 312-474-0521 ~ www.sbhic.com

Thank you for your support,

Mark T. Dickherber, CPA, CFA
Principal/Senior Portfolio Manager/Equity Analyst

Shaun P. Nicholson
Senior Equity Analyst/Associate Portfolio Manager

The views in this letter were as of June 30, 2015 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund’s principal risks are: Market Risk: The market value of a security or instrument may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Small- and Mid-Cap Company Risk: The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Management Risk: The Fund’s portfolio is actively managed. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling (866) 490-4999 and should be read carefully before investing.

 540 W. Madison St. ~ Suite 1900 ~ Chicago, Illinois 60661 ~ Toll Free: 800-836-4265 ~ Fax: 312-474-0521 ~ www.sbhic.com

Segall Bryant & Hamill Small Cap Value Fund
FUND PERFORMANCE at June 30, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index is a subset of the Russell 3000 index and measures the performance of the 2,000 small cap value companies.

The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of June 30, 2015	6 Months (Actual)	1 Year	Since Inception	Inception Date
Segall Bryant & Hamill Small Cap Value Fund	3.25%	5.21%	10.40%	07/31/13
Rusell 2000 Value Index	0.76%	0.78%	8.08%	07/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (866) 490-4999.

Gross and net expense ratios for the Fund were 2.21% and 1.20%, respectively, which were stated in the current prospectus.  The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.20% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Segall Bryant & Hamill Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2015

Number of Shares		Value

	COMMON STOCKS – 95.7%
	COMMUNICATIONS – 1.4%
38,710	EarthLink Holdings Corp.	$289,938
31,084	Marchex, Inc. - Class B	153,866
		443,804
	CONSUMER DISCRETIONARY – 12.5%
18,752	Arctic Cat, Inc.	622,754
24,700	Chico's FAS, Inc.	410,761
10,105	Children's Place, Inc.	660,968
35,720	Crocs, Inc.*	525,441
11,170	Finish Line, Inc. - Class A	310,749
10,021	FTI Consulting, Inc.*	413,266
12,170	KB Home	202,022
8,330	Rent-A-Center, Inc.	236,156
7,800	TriMas Corp.*	230,880
23,271	West Marine, Inc.*	224,333
		3,837,330
	CONSUMER STAPLES – 2.7%
19,680	Dean Foods Co.	318,226
14,655	Flowers Foods, Inc.	309,953
8,542	Orchids Paper Products Co.	205,606
		833,785
	ENERGY – 3.1%
5,300	Carrizo Oil & Gas, Inc.*	260,972
3,250	EnerSys, Inc.	228,442
9,810	Gulfmark Offshore, Inc.	113,796
173,713	PetroQuest Energy, Inc.*	343,952
		947,162
	FINANCIALS – 21.5%
20,623	Ameris Bancorp	521,556
22,811	Bank Mutual Corp.	174,960
8,545	BankUnited, Inc.	307,022
6,545	Banner Corp.	313,702
13,860	Capstead Mortgage Corp. - REIT	153,846
18,566	Chimera Investment Corp. - REIT	254,540
9,006	Equity Commonwealth - REIT*	231,184
48,013	First Busey Corp.	315,445
15,540	First Community Bancshares, Inc.	283,139
28,490	First Horizon National Corp.	446,438
43,276	First Niagara Financial Group, Inc.	408,525
14,609	Hanmi Financial Corp.	362,887
47,517	Investors Bancorp, Inc.	584,459
7,341	Lakeland Financial Corp.	318,379

Segall Bryant & Hamill Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
10,420	Renasant Corp.	$339,692
9,810	Simmons First National Corp. - Class A	457,931
20,030	TFS Financial Corp.	336,905
33,620	Umpqua Holdings Corp.	604,824
9,985	Urstadt Biddle Properties, Inc. - Class A - REIT	186,520
		6,601,954
	HEALTH CARE – 8.9%
10,340	Alere, Inc.*	545,435
89,958	Alphatec Holdings, Inc.*	124,142
4,905	Haemonetics Corp.*	202,871
5,140	Hill-Rom Holdings, Inc.	279,256
9,520	LHC Group, Inc.*	364,140
20,704	OraSure Technologies, Inc.*	111,594
33,024	Orthofix International N.V.* 1	1,093,755
		2,721,193
	INDUSTRIALS – 18.1%
6,915	Applied Industrial Technologies, Inc.	274,180
3,840	Astec Industries, Inc.	160,589
19,700	AZZ, Inc.	1,020,460
6,500	Dynamic Materials Corp.	71,500
4,965	EMCOR Group, Inc.	237,178
26,686	ESCO Technologies, Inc.	998,323
2,695	Esterline Technologies Corp.*	256,941
47,847	Great Lakes Dredge & Dock Corp.*	285,168
20,915	GSI Group, Inc.* 1	314,352
7,270	ITT Corp.	304,177
7,140	Kennametal, Inc.	243,617
26,165	NN, Inc.	667,731
4,950	Orbital ATK, Inc.	363,132
6,750	Watts Water Technologies, Inc. - Class A	349,988
		5,547,336
	MATERIALS – 11.3%
6,380	Allegheny Technologies, Inc.	192,676
2,705	Carlisle Cos., Inc.	270,825
15,410	Harsco Corp.	254,265
12,055	Innospec, Inc.	542,957
8,094	Minerals Technologies, Inc.	551,444
25,532	Myers Industries, Inc.	485,108
18,072	PH Glatfelter Co.	397,403
31,700	Schnitzer Steel Industries, Inc. - Class A	553,799
3,264	Sensient Technologies Corp.	223,062
		3,471,539

Segall Bryant & Hamill Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY – 13.6%
146,009	Aviat Networks, Inc.*	$183,971
115,340	Axcelis Technologies, Inc.*	341,406
6,890	CommVault Systems, Inc.*	292,205
14,770	Comverse, Inc.*	296,582
68,649	Electro Scientific Industries, Inc.	361,780
43,560	Extreme Networks, Inc.*	117,176
19,265	Informatica Corp.*	933,775
14,511	Logitech International S.A.[1]	212,731
17,550	Photronics, Inc.*	166,901
32,205	Polycom, Inc.*	368,425
25,351	QLogic Corp.*	359,731
52,825	Radisys Corp.*	135,232
10,220	Tessera Technologies, Inc.	388,156
		4,158,071
	UTILITIES – 2.6%
5,505	American States Water Co.	205,832
3,545	Laclede Group, Inc.	184,553
7,920	New Jersey Resources Corp.	218,196
5,590	Portland General Electric Co.	185,364
		793,945
	TOTAL COMMON STOCKS (Cost $26,899,903)	29,356,119

Principal Amount

	SHORT-TERM INVESTMENTS – 5.9%
$1,800,942	UMB Money Market Fiduciary, 0.01%[2]	1,800,942

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,800,942)	1,800,942

	TOTAL INVESTMENTS – 101.6% (Cost $28,700,845)	31,157,061
	Liabilities in Excess of other assets – (1.6)%	(497,036)

	TOTAL NET ASSETS – 100.0%	$30,660,025

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of June 30, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	21.5%
Industrials	18.1%
Technology	13.6%
Consumer Discretionary	12.5%
Materials	11.3%
Health Care	8.9%
Energy	3.1%
Consumer Staples	2.7%
Utilities	2.6%
Communications	1.4%
Total Common Stocks	95.7%
Total Short-Term Investments	5.9%
Total Investments	101.6%
Liabilities in Excess of other assets	(1.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2015

Assets:
Investments, at value (cost $28,700,845)	$31,157,061
Receivables:
Dividends and interest	52,797
Prepaid expenses	14,205
Total assets	31,224,063

Liabilities:
Payables:
Investment securities purchased	482,696
Due to Advisor	10,099
Shareholder servicing fees (Note 7)	6,817
Auditing fees	17,396
Custody fees	10,851
Fund administration fees	7,674
Fund accounting fees	5,782
Transfer agent fees and expenses	4,641
Chief Compliance Officer fees	1,630
Trustees' fees and expenses	605
Accrued other expenses	15,847
Total liabilities	564,038

Net Assets	$30,660,025

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$27,210,791
Accumulated net investment loss	(9,046)
Accumulated net realized gain on investments	1,002,064
Net unrealized appreciation on investments	2,456,216
Net Assets	$30,660,025

Number of shares issued and outstanding	2,678,813
Net asset value per share	$11.45

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2015

Investment Income:
Dividends (net of withholding taxes of $690)	$379,684
Interest	202
Total investment income	379,886

Expenses:
Advisory fees	265,315
Fund administration fees	44,316
Fund accounting fees	38,111
Transfer agent fees and expenses	30,698
Registration fees	27,965
Custody fees	22,924
Shareholder servicing fees (Note 7)	20,537
Legal fees	17,722
Auditing fees	17,397
Miscellaneous	7,345
Shareholder reporting fees	7,121
Trustees' fees and expenses	5,861
Chief Compliance Officer fees	5,011
Offering costs	2,206
Insurance fees	1,015

Total expenses	513,544
Advisory fees waived	(178,513)
Net expenses	335,031
Net investment income	44,855

Realized and Unrealized Gain from Investments:
Net realized gain on investments	1,256,962
Net change in unrealized appreciation/depreciation on investments	171,852
Net realized and unrealized gain on investments	1,428,814

Net Increase in Net Assets from Operations	$1,473,669

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2015	For the Period July 31, 2013* through June 30, 2014

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$44,855	$64,203
Net realized gain on investments	1,256,962	1,001,672
Net change in unrealized appreciation/depreciation on investments	171,852	2,284,364
Net increase in net assets resulting from operations	1,473,669	3,350,239

Distributions to Shareholders:
From net investment income	(36,149)	(39,551)
From net realized gain	(1,169,589)	(144,662)
Total distributions to shareholders	(1,205,738)	(184,213)

Capital Transactions:
Net proceeds from shares sold	3,410,429	24,372,835
Reinvestment of distributions	975,499	143,714
Cost of shares redeemed[1]	(783,794)	(892,615)
Net increase in net assets from capital transactions	3,602,134	23,623,934

Total increase in net assets	3,870,065	26,789,960

Net Assets:
Beginning of period	26,789,960	-
End of period	$30,660,025	$26,789,960

Accumulated net investment income (loss)	$(9,046)	$23,698

Capital Share Transactions:
Shares sold	306,269	2,422,631
Shares reinvested	92,465	13,635
Shares redeemed	(72,319)	(83,868)
Net increase in capital share transactions	326,415	2,352,398

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $77 and $4,033, respectively.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2015		For the Period July 31, 2013* through June 30, 2014
Net asset value, beginning of period	$11.39		$10.00
Income from Investment Operations:
Net investment income[1]	0.02		0.03
Net realized and unrealized gain on investments	0.53		1.45
Total from investment operations	0.55		1.48

Less Distributions:
From net investment income	(0.01)		(0.02)
From net realized gain	(0.48)		(0.07)
Total distributions	(0.49)		(0.09)

Redemption fee proceeds[1]	-	[2]	-	[2]

Net asset value, end of period	$11.45		$11.39

Total return[3]	5.21%		14.88%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$30,660		$26,790

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.84%		2.21%	[5]
After fees waived and expenses absorbed	1.20%		1.20%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.48)%		(0.69)%	[5]
After fees waived and expenses absorbed	0.16%		0.32%	[5]

Portfolio turnover rate	51%		55%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2015

Note 1 – Organization
Segall Bryant & Hamill All Cap Fund (the “All Cap Fund”) and Segall Bryant & Hamill Small Cap Value Fund (the “Small Cap Value Fund”) (each a “fund” and collectively the “Funds”) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The All Cap Fund commenced operations on July 31, 2013, and its primary investment objective is to provide long-term capital appreciation. The Small Cap Value Fund commenced operations on July 31, 2013, and its primary investment objective is to provide long-term capital appreciation.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Segall Bryant & Hamill Funds
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2015

Offering costs incurred with the start up of the Funds are amortized on a straight line basis over a period of twelve months from commencement of operations. The All Cap Fund incurred offering costs of approximately $27,211 and the Small Cap Value Fund incurred offering costs of approximately $26,211.

(c) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period July 31, 2013 (commencement of operations) through June 30, 2014, and as of and during the year ended June 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Funds declare and pay dividends at least annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Segall Bryant & Hamill (the “Advisor”). Under the terms of the Agreement, the All Cap and Small Cap Value Funds pay a monthly investment advisory fee to the Advisor at the annual rate of 0.85% and 0.95%, respectively, of each Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% of average daily net assets of the All Cap Fund. The Advisor has contractually agreed to waive its fees and/or pay for other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of average daily net assets of the Small Cap Value Fund. These agreements are in effect until October 31, 2015, and may be terminated before that date only by the Trust’s Board of Trustees.

Segall Bryant & Hamill Funds
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2015

For the year ended June 30, 2015, the Advisor waived its advisory fees and absorbed other expenses totaling $173,235 and $178,513 for the All Cap and Small Cap Value Funds, respectively. The Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At June 30, 2015, the amount of these potentially recoverable expenses was $357,494 and $381,435 for the All Cap and Small Cap Value Funds, respectively. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

	All Cap Fund	Small Cap Value Fund
2017	$184,259	$202,922
2018	173,235	178,513

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2015, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2015, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes
At June 30, 2015, gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	All Cap Fund	Small Cap Value Fund
Cost of investments	$15,538,871	$28,639,051

Gross unrealized appreciation	$3,015,778	$3,919,407
Gross unrealized depreciation	(180,781)	(1,401,397)
Net unrealized appreciation on investments	$2,834,997	$2,518,010

Segall Bryant & Hamill Funds
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2015

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
All Cap Fund	$ (11,265)	$ 11,265	$ -
Small Cap Value Fund	$ 524	$ (41,450)	$ 40,926

As of June 30, 2015, the components of accumulated earnings on a tax basis were as follows:

	All Cap Fund	Small Cap Value Fund
Undistributed ordinary income	$-	$359,841
Undistributed long-term capital gains	376,216	580,429
Accumulated earnings	376,216	940,270

Accumulated capital and other losses	(1,124)	(9,046)
Unrealized appreciation on investments	2,834,997	2,518,010
Total accumulated earnings	$3,210,089	$3,449,234

As of June 30, 2015, All Cap and Small Cap Value Funds, respectively, had qualified Late-Year Losses of $1,124 and $9,046.

The tax character of distributions paid during the fiscal years ended June 30, 2015, and June 30, 2014 were as follows:

	All Cap Fund		Small Cap Value Fund
	2015	2014	2015	2014
Distributions paid from:
Ordinary Income	$179,872	$-	$1,054,129	$184,213
Net long-term capital gains	-	-	151,609	-
Total distributions paid	$179,872	$-	$1,205,738	$184,213

Segall Bryant & Hamill Funds
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2015

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2015, the All Cap and Small Cap Value Funds received $13 and $77, respectively, in redemptions fees.

Note 6 – Investment Transactions
For the year ended June 30, 2015, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
All Cap Fund	$8,679,587	$7,567,176
Small Cap Value Fund	15,740,554	13,230,832

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Segall Bryant & Hamill Funds
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2015, in valuing the Funds’ assets carried at fair value:

All Cap Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$18,157,924	$-	$-	$18,157,924
Short-Term Investments	215,944	-	-	215,944
Total	$18,373,868	$-	$-	$18,373,868

Small Cap Value Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$29,356,119	$-	$-	$29,356,119
Short-Term Investments	1,800,942	-	-	1,800,942
Total	$31,157,061	$-	$-	$31,157,061

*	The Funds did not hold any Level 2 or 3 securities at period end.
[1]	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

Segall Bryant & Hamill Funds
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2015

Note 11 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Segall Bryant & Hamill Funds

We have audited the accompanying statements of assets and liabilities of the Segall Bryant & Hamill All Cap Fund and Segall Bryant & Hamill Small Cap Value Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period July 31, 2013 (commencement of operations) through June 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Segall Bryant & Hamill All Cap Fund and Segall Bryant & Hamill Small Cap Value Fund as of June 30, 2015, and the results of their operations for the year then ended, the changes in their net assets and financial highlights for the year then ended and the period July 31, 2013 through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 31, 2015

Segall Bryant & Hamill Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the fiscal year ended June 30, 2015, 96.30% and 58.13%, respectively, of the dividends  paid from net investment income, including short-term capital gains from the Fund (if any), for the All Cap Fund and the Small Cap Value Fund, respectively, is designated as qualified dividend income.

Corporate Dividend Received Deduction

For the fiscal year ended June 30, 2015, 81.55% and 57.65%, respectively, of dividends paid from net investment income,  including short-term capital gains from the Fund (if any), for the All Cap Fund and the Small Cap Value Fund , respectively, qualifies for the dividend received deduction available to corporate shareholders.

Long Term Capital Gain

The Small Cap Value Fund, designates $151,609 as long-term capital gain distribution.

Trustees and Officer Information

Additional information about the Trustees is included in the Funds' Statement of Additional Information which is available, without charge, upon request by calling (866) 490-4999 . The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corp., a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	75	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	75	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 – present).	75	None.

Segall Bryant & Hamill Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader a ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant and co-administrator for the Fund, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	75	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC (2006 – present).	75	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Segall Bryant & Hamill Funds
EXPENSE EXAMPLES
For the Six Months Ended June 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All Cap Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/15	6/30/15	1/1/15 – 6/30/15
Actual Performance	$1,000.00	$1,082.20	$5.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.34	$5.50

*
Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Segall Bryant & Hamill Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended June 30, 2015 (Unaudited)

Small Cap Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/15	6/30/15	1/1/15 – 6/30/15
Actual Performance	$1,000.00	$1,032.50	$6.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.85	$6.00

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

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Segall Bryant & Hamill All Cap Fund
 Segall Bryant & Hamill Small Cap Value Fund
Each a series of Investment Managers Series Trust

Investment Advisor
Segall Bryant & Hamill
540 West Madison Street, Suite 1900
Chicago, Illinois 60661

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors,
LLC Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Segall Bryant & Hamill All Cap Fund	SBHAX	46141P 784
Segall Bryant & Hamill Small Cap Value Fund	SBHVX	46141P 776

Privacy Principles of the Segall Bryant & Hamill Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Segall Bryant & Hamill Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (866) 490-4999, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 490-4999 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Funds at (866) 490-4999. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Segall Bryant & Hamill Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 490-4999

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-490-4999.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$30,000	$27,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2015	FYE 6/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	9/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	9/8/15

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	9/8/15